SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): AUGUST 22, 1995


                   IWC RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


      INDIANA             0-15420             35-166886
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)      Identification No.)
incorporation)


                     1220 WATERWAY BLVD.
                    INDIANAPOLIS, INDIANA         46202
                  (Address of principal        (Zip Code)
                   executive offices)


Registrant's telephone number, including area code:
                                                (317) 639-1501


                         NOT APPLICABLE
 (Former name or former address, if changed since last report)





                                  Page 1 of __ Pages

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On August 22, 1995, the Registrant acquired Miller Pipeline Corporation, an Ohio corporation ("MPC"), by means of a merger (the "Merger") of MPC into a wholly-owned subsidiary of the Registrant ("NewCo"). The Merger was completed in accordance with the terms of a Reorganization Agreement dated as of July 21, 1995 entered into by the Registrant, MPC and NewCo, a copy of which is enclosed as an exhibit to this report and which is incorporated by reference herein.

          MPC installs, repairs and maintains underground pipelines used in gas, water and sewer utility transmission and distribution systems. MPC also repairs and provides installation services and products for natural gas, water and sewer utilities.

          Pursuant to the Merger, the Registrant acquired all of the assets, and assumed all of the liabilities, of MPC by operation of law. The Registrant intends to use the property, plant and equipment and other assets acquired from MPC for substantially the same purposes as they were used by MPC prior to the Merger.

          In the Merger, the Registrant issued a total of 755,148 shares of its common stock, without par value, and paid approximately $5,513,000 in cash to the MPC shareholders. The amount of consideration issued to MPC shareholders was determined by negotiation between the Registrant and MPC and reflected a dividend declared by MPC subsequent to March 31, 1995 to distribute previously taxed earnings. Prior to the Merger, neither MPC nor any of its shareholders were affiliated with the Registrant. Following the Merger, management officials of MPC were made management officials of NewCo.

          The Registrant borrowed $5,600,000 from National City
Bank, Indiana, to pay the cash portion of the consideration in the Merger.

          Following the Merger, NewCo changed its name to "Miller
Pipeline Corporation" and continued the operation of the businesses previously conducted by MPC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired:

     (1) Audited Balance Sheet of Miller Pipeline Corporation as of March 31, 1995, the related Statements of Earnings and Retained Earnings and Cash Flows for the year then ended, the Notes to Financial Statements, and the Independent Auditor's Report.

     (2) Audited Balance Sheet of Miller Pipeline Corporation as of March 31, 1994, the related Statements of Earnings and Retained Earnings and Cash Flows for the year then ended, the Notes to Financial Statements, and the Independent Auditor's Report.

     (3) The unaudited financial statements of Miller Pipeline Corporation as of June 30, 1995 and the quarter then ended required by Rule 3-05(b) of Regulation S-X will be provided under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the filing of this report.

(b)  Pro forma financial information

     The pro forma financial information required pursuant to
     Article 11 of Regulation S-X will be provided under cover of an amendment on Form 8-K/A as soon as practicable but not later than 60 days after the date of filing this report.

(c)  Exhibits

      2   Reorganization Agreement dated as of July 21, 1995
          (without exhibits other than the Plan and Agreement of Merger dated as of August 18, 1995).

   10(1)  Employment Agreement between Miller Pipeline
          Corporation (surviving corporation) and Don W. Miller dated August 22, 1995.

   10(2)  Employment Agreement between Miller Pipeline
          Corporation (surviving corporation) and Dale R. Miller dated August 22, 1995.

     23   Consent of Independent Auditor of Miller Pipeline
          Corporation.



                                  Page 1 of __ Pages

                   MILLER PIPELINE CORPORATION

                    Financial Statements and
                     Supplemental Schedules

                     March 31, 1995 and 1994








           (With Independent Auditors' Report Thereon)



                                  Page 1 of __ Pages

                   MILLER PIPELINE CORPORATION

                        Table of Contents


                                                             PAGE

Independent Auditors' Report                                   1

Balance Sheets                                                 2

Statements of Earnings and Retained Earnings                   3

Statements of Cash Flows                                       4

Notes to Financial Statements                                 5-7

SCHEDULE

Pipeline Construction, Repair and Other Costs                  1

Selling, General and Administrative Expenses                   2




                                  Page 1 of __ Pages

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
MILLER PIPELINE CORPORATION:

We  have  audited  the  accompanying  balance  sheets  of  Miller
Pipeline Corporation as of March 31, 1995 and 1994, and the related statements of earnings and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Miller Pipeline Corporation as of March 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules 1 and 2 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ KPMG Peat Marwick LLP

May 19, 1995

                   MILLER PIPELINE CORPORATION
                         Balance Sheets
                     March 31, 1995 and 1994

                     ASSETS                      1995                    1994
Current assets:
 Cash and cash equivalents (note 2)                           $5,089,865 4,373,272
 Receivables:
   Pipeline construction and repair,             4,370,353               4,328,810
    less allowance for  doubtful receivables of
    $140,000 and $15,000
   Costs and estimated earnings in               2,099,723               1,691,323
    excess of billings
   Related parties and other                     573,844                 426,144
 Inventories (note 3)                            796,771                 815,382
 Prepaid expenses and other                         160,406                 146,129
    TOTAL CURRENT ASSETS                         13,090,962              11,781,060
Property, plant and equipment
 (note 4):
 Land                                            467,492                 467,492
 Land improvements                               333,708                 319,068
 Buildings and improvements                      2,024,770               1,989,544
 Construction equipment                          13,178,908              11,916,489
 Transportation equipment                        14,167,464              12,612,428
 Furniture and fixtures                             702,733                 573,267
                                                 30,875,075              27,878,288
 Less accumulated depreciation                   20,342,730              18,594,645
                                                 10,532,345              9,283,643
 Construction in progress                           349,847                 203,657
    NET PROPERTY, PLANT AND EQUIPMENT            10,882,192               9,487,300
Other assets:
 Patents and license fees, net of                845,747                 306,179
   accumulated amortization of $755,414 and
   $594,982
 Investment in real estate, at cost              --                      73,633
   less accumulated depreciation
 Other                                               71,443                 101,552
                                                            $ 24,890,344 21,749,724

                                                                 2

      LIABILITIES AND STOCKHOLDERS' EQUITY       1995                    1994
Current liabilities:
   Accounts payable:
     Trade                                                  $  1,026,411 1,128,520
     Taxes withheld from employees                  41,123                  54,242
        TOTAL ACCOUNTS PAYABLE                   1,067,534               1,182,762
   Accrued expenses:
     Payroll                                     494,579                 443,990
     Dividends payable                           5,000,000                                    -
     Insurance                                   1,006,459               806,867
     Taxes other than federal income             474,801                 418,360
      taxes
     Other                                         244,196                 383,020
        TOTAL ACCRUED EXPENSES                   7,220,035               2,052,237
        TOTAL CURRENT LIABILITIES                8,287,569               3,234,999
Stockholders' equity:
   Common stock, without par value.              46,660                  46,660
     Authorized, issued and outstanding 233,300
     shares, at stated value
   Additional paid-in capital                    1,109,740               1,109,740
   Retained earnings                             15,446,375              17,358,325
        TOTAL STOCKHOLDERS' EQUITY               16,602,775              18,514,725
                                                            $ 24,890,344 21,749,724

See accompanying notes to financial statements.

                   MILLER PIPELINE CORPORATION

          Statements of Earnings and Retained Earnings

               Years ended March 31, 1995 and 1994


   19951994

Pipeline construction, repair and
   other revenues (note 7)            $ 50,952,349  45,957,574

Pipeline construction, repair and
   other costs                          43,100,369  38,328,482

       GROSS PROFIT                      7,851,980   7,629,092

Selling, general and administrative
   expenses                              4,013,480   3,662,844

       EARNINGS FROM OPERATIONS          3,838,500   3,966,248

Other income (deductions):
   Rental income, net (note 4)             210,481      29,480
   Gain (loss) on disposals of land
     and equipment, net                     47,809     (8,455)
   Interest income                         178,611     101,790
   Miscellaneous income (loss), net          9,478     (7,902)
                                           446,379     114,913

       NET EARNINGS                      4,284,879   4,081,161

Retained earnings at beginning
   of year                              17,358,325  14,758,619

Dividends - $26.56 and $6.35
   per share                           (6,196,829) (1,481,455)

Retained earnings at end of year      $ 15,446,375  17,358,325


See accompanying notes to financial statements.

                   MILLER PIPELINE CORPORATION

                    Statements of Cash Flows

               Years ended March 31, 1995 and 1994


  1995  1994

Cash flows from operating activities:
  Net earnings                        $ 4,284,879    4,081,161
  Adjustments to reconcile net
     earnings to net cash provided
     by operating activities:
        Depreciation and amortization 3,009,052 2,645,557 Gain (loss) on disposals of
          equipment and real estate      (47,809)        8,455
        Provision for bad debts, net      152,264        6,270
        Change in operating assets
          and liabilities:
          Accounts receivable, net      (596,214)  (1,909,109)
          Inventories                     222,268    (126,198)
          Accounts payable              (115,228)      143,318
          Accrued expenses                167,798      578,559
          Other, net                       15,832     (34,725)
            NET CASH PROVIDED BY
              OPERATING ACTIVITIES      7,092,842    5,393,288

Cash flows from investing activities:
  Proceeds from disposals of equipment    185,139      722,974
  Purchase of licenses                  (700,000)     (10,000)
  Additions to property, plant
     and equipment                    (4,664,559)  (4,498,164)

            NET CASH USED IN
               INVESTING ACTIVITIES   (5,179,420)  (3,785,190)

Cash used in financing activities -
  Dividends paid                      (1,196,829)  (1,539,780)

            NET INCREASE IN CASH
               AND CASH EQUIVALENTS       716,593       68,318

Cash and cash equivalents
  at beginning of year                  4,373,272    4,304,954

Cash and cash equivalents
  at end of year                      $ 5,089,865    4,373,272

Supplemental disclosures -
  Dividends declared but unpaid       $ 5,000,000        -

See accompanying notes to financial statements.

                   MILLER PIPELINE CORPORATION

                  Notes to Financial Statements



                   MILLER PIPELINE CORPORATION

                  Notes to Financial Statements

                     March 31, 1995 and 1994


(L) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    REVENUE RECOGNITION

    Pipeline construction and repair is performed primarily under
    short-term  contracts  with  revenue  being   recognized   as
    services are performed.

    Costs and estimated earnings in excess of billings represent revenue earned under the percentage of completion method which are not yet billable or due under terms of the related contracts.

    INVENTORIES

    Inventories are valued at the lower of cost or market. Cost is determined using the last-in, first-out (LIFO) method except fabricated materials inventory for which cost is determined using the first-in, first-out (FIFO) method.

    PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment is stated at cost and is depreciated on a straight-line basis over the estimated useful lives of the assets which range from five to thirty years. Routine maintenance and repairs and minor replacement costs are charged to expense as incurred.

    PATENTS, LICENSE, FEES AND ROYALTIES

    The Company has purchased the exclusive rights to use or to sublicense the use of certain pipeline repair technology and the accompanying patents. Purchased licenses and patents are amortized on a straight-line basis over periods of 5 to 10 years. Royalties for use of such technologies are recognized as the related services are performed.

    FEDERAL INCOME TAXES

    The Company has elected to be taxed as an S Corporation under the related provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. The Company's taxable income is allocated to the stockholders of the Company who are responsible for reporting their share of such income on their personal federal income tax returns.

    The Company files composite state and local income tax returns in certain jurisdictions. Amounts paid aggregated $99,443 and $34,182 in 1995 and 1994, respectively, and are included as a component of selling, general and administrative expenses.

    CASH AND CASH EQUIVALENTS

    All highly liquid investments with maturities of three months or less are considered to be cash equivalents.

                   MILLER PIPELINE CORPORATION

                  Notes to Financial Statements



    RECLASSIFICATIONS

    Certain 1994 amounts have been reclassified to conform with the 1995 presentation.

(2) CASH AND CASH EQUIVALENTS

    Cash and cash equivalents  are  comprised  of  both  interest
    bearing  and  non-interest  bearing  deposits.   At March 31,
    these deposits consisted of the following:

                                                             19951994

                                                       Non-
                                            interest bearing cash
                                            deposits $    347,395
                                            466,296
                                                       Interest
                                            bearing deposits,
money market funds and
certificates of deposit                                 4,742,470
3,906,976

                                                      $ 5,089,865
                                            4,373,272

    The cost of the interest bearing deposits and money market funds approximates fair value.

(3) INVENTORIES

    At March 31, inventories consisted of the following:
     1995                                   1994

     Sales inventory               $ 791,240    730,333
     Fabricated materials inventory    5,531     85,049

                                                        $ 796,771
                                                       815,382

    Sales inventory is valued using the LIFO method. If the FIFO method had been used, inventories would have been valued approximately $74,000 and $76,000 higher than reported at March 31, 1995 and 1994, respectively.

(4) RELATED PARTY TRANSACTIONS

    Income from rental of various equipment and office and warehouse space to related parties under short-term operating leases amounted to $210,481 in 1995 and $29,480 in 1994.

    The Company provides equipment repair services as well as certain administrative services for an affiliate, Miller Cable Company. The Company was paid $314,250 and $285,600 in 1995 and 1994, respectively, to offset the cost of providing equipment repair services and $78,000 in both 1995 and 1994, to offset the cost of providing administrative services. These amounts have been netted against the related costs and expenses.

    In 1995, the Company sold equipment and property to Miller Pipeline Service Corporation, an affiliate. The assets were sold for $153,693, which amount remains in the Company's related parties and other receivable balance at March 31,
    1995. A gain of $13,635 was recognized on the sale. Additionally, at March 31, 1995, the Company had other outstanding receivable balances of $28,113 for rent and $20,165 for amounts paid to other parties on behalf of Miller Pipeline Service Corporation.

                   MILLER PIPELINE CORPORATION

                  Notes to Financial Statements



    Related party and other receivables includes notes aggregating $156,376 and $54,376 at March 31, 1995 and 1994, respectively, due from a Mexican affiliate, Miller De Mexico S.A. DE C.V. The notes are due on demand and bear interest at the prime rate plus 4.5%. Related party and other receivables also includes $164,139 and $335,756 as of March 31, 1995 and 1994, respectively, due from this affiliate.

    In December 1993, the Company sold land to its largest stockholder for its appraised value of $560,000.

(5) LINES OF CREDIT

    At March 31, 1995, the Company had $11,400,000 of unsecured lines of credit, expiring at various dates through October
    20, 1996, against which there were no borrowings.

(6) RENTAL EXPENSE

    Rental expense for various equipment and warehouse space under short-term operating leases amounted to approximately
    $651,124 and $699,455 in 1995 and 1994, respectively.

(7) MAJOR CUSTOMERS

    Revenues from certain of the Company's utility customers individually account for more than 5% of total Company revenues. Three customers accounted for 57% of total 1995 revenues while four customers accounted for 65% of total 1994 revenues.

(8) PENSION PLANS

    The Company participates in several industry-wide, multi-employer pension plans for its union employees which provide for monthly benefits based on length of service. Specified amounts per compensated hour for each employee are contributed to the trustees of these plans. The expense for these plans amounted to $1,541,856 in 1995 and $1,394,962 in 1994. The relative position of each employer participating in these plans with respect to the actuarial present value of accumulated plan benefits and net assets available for benefits is not available.

(9) PROFIT-SHARING PLAN

    The Company has a profit-sharing retirement plan which covers substantially all full-time, non-union employees having at least one full year of service. The annual contribution is determined by the Board of Directors, subject to the maximum amount deductible for federal income tax purposes. Contributions amounted to $185,202 and $178,344 for 1995 and 1994, respectively.

(10)       CONTINGENCIES

    The Company is a defendant in a personal injury action in which the plaintiff is seeking compensatory damages in excess of $1,000,000 plus punitive damages. Management believes that the ultimate resolution of this and other litigation arising in the normal course of business will not have a material adverse effect on the Company's business or financial condition.

                                                       SCHEDULE 1

                   MILLER PIPELINE CORPORATION

          Pipeline Construction, Repair and Other Costs

               Years ended March 31, 1995 and 1994


                                                             1995
1994

Salaries and wages             $ 19,370,835            17,630,567
Payroll taxes                     3,049,956             2,579,288
Employee benefits (pension, group
   insurance, etc.)               4,159,000             3,723,691
Profit-sharing contribution         103,462                86,952
Materials and supplies            6,110,629             4,989,763
Royalties                                                  27,095
67,820
Subcontractors                      512,821               603,533
Insurance and bonds               1,111,011               922,044
Equipment maintenance             1,803,913             1,671,939
Gasoline and oil                  1,510,390             1,348,627
Depreciation and amortization     2,912,284             2,548,299
Equipment rental                    415,313               505,054
Security and traffic control        563,223               493,756
Road and travel expense             299,598               218,231
Licenses and permits                207,114               175,820
Claims and damages                  102,999                78,980
Freight                                                   307,421
256,431
Warehouse rent                      234,665               194,183
Telephone                                                 212,983
155,933
Utilities                                                  76,213
77,267
Other                                                       9,444
304

                                                     $ 43,100,369
38,328,482

                                                       SCHEDULE 2

                   MILLER PIPELINE CORPORATION

          Selling, General and Administrative Expenses

               Years ended March 31, 1995 and 1994


                                              1995        1994

Salaries and wages                     $ 1,791,345    1,778,081
Payroll taxes and employee benefits        235,295      279,023
Profit-sharing contribution                 81,740       91,392
Office and data processing supplies        129,440       77,456
Equipment rental                             1,146          218
Advertising and promotion                  164,369      114,164
Travel and entertainment                   318,499      275,310
Telephone                                  133,076      132,843
Utilities                                    8,996        8,894
Insurance                                    8,427       43,141
Professional services                      291,416      219,146
Building maintenance and repairs           141,815      175,415
Security                                    68,551       49,128
Depreciation96,768                                       97,258
Taxes                                      287,178      230,532
Dues and subscriptions                      21,923       20,156
Bad debt expense                           152,264        6,270
Other                                       81,232       64,417

                                       $ 4,013,480    3,662,844

                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 5, 1995


                            IWC RESOURCES CORPORATION


                            By:      /S/ J.A. ROSENFELD
                                J.A. Rosenfeld, Executive Vice
                                President